Ex. 99.1

John C. Hope, III
Chairman & CEO

John M. Turner, Jr.
President

Sandler O’Neill East Coast Financial Services Conference
November 13, 2008
Palm Beach, Florida

John M. Turner, Jr.
President

Forward-Looking Statements
 This presentation may include forward-looking statements containing expectations about future conditions and descriptions of future plans and strategies.
 Whitney's ability to accurately predict the effects of future plans or strategies is inherently limited such that actual results and performance could differ materially from those set forth in the forward-looking statements.
 Factors that could cause actual results to differ from those expressed in the forward-
 looking statements are available in Whitney’s filings with the Securities and Exchange
 Commission.
 Whitney does not intend, and undertakes no obligation, to update or revise any forward-
 looking statements, whether as a result of differences in actual results, changes in assumptions or changes in other factors affecting such statements.

At 9/30/08
A Growing, Diversified Company
• A great New Orleans tradition
 since 1883
• One of the premier financial
 institutions along the Gulf Coast
• $11 billion in assets
• Over 150 banking locations
• Whitney Bankers --- the key to
 creating our unique brand
 – Personalized service in
 commercial, business and personal
 banking

125 Years Strong
• Strong NIM
• Strong balance sheet
• Solid capital position
• Historically strong credit
 culture
• Operational resiliency
• Geographic diversification

Earnings Update

3Q08 Earnings
• Net income $7 million
• Earnings per share (diluted) $.11
• Results include:
 – $2 million pre-tax or $.02 per share after-tax
 for casualty losses and expenses related to
 hurricanes Gustav and Ike
 – Provision expense of $40.0 million
• Net interest margin, 4.53%
• Fee income down slightly linked-
 quarter
• Expense increase, excluding
 hurricane-related expenses, mainly
 in personnel and occupancy
• NOTE: 3Q07 earnings include
 $31.3 million pre-tax, or $.29 per
 diluted share after-tax, gain
 related to the settlement of
 insurance claims from the
 hurricanes of 2005

Commercial and Business Banking Focus
• Total loans $8.1 billion
• Commercial portfolio 83%
• Consumer portfolio 17%
• No Indirect portfolio
• Subprime home mortgage
 lending has not been part of
 strategy
• Minimal Credit Card portfolio
• Oil & gas approximately 11% of
 total loans
• SNCs $549 million
• Real Estate portfolio diversified
 by geography
At 9/30/08

* Loan growth supported by economic and market conditions in Texas and Louisiana markets
 * 8% total loan growth from a year earlier
  - 35% growth in Houston
  - 9% growth in southwestern LA
  - 4% growth in metropolitan New Orleans
As of 9/30/08
Diversified Geographic Loan Growth

3Q08 $8.1B Total Deposits
3Q07 $8.4B Total Deposits
At 9/30/08
Deposits/Funding
• Total deposits are down 4% from a year earlier
 – Decreases mainly in higher-cost CDs
• Loan growth is being funded through normal cash flows from the investment portfolio and short-term borrowings
• Demand deposit accounts, on average, were up compared to the prior quarter and a year ago

* NIM remains near the top of the peer group
* Active management of loan and deposit pricing
* Liquidity in the deposit base
* Moderately asset-sensitive
 +100bp instantaneous change in rates ->4.5% increase in annual net interest income**
  -100bp instantaneous change in rates -> 3.5% decrease in annual net interest income**
* Loan portfolio - 56% variable rate
 – (31% tied to Libor; 25% tied to Prime)
* Benefiting from wider Prime/Libor spread
Strong Net Interest Margin
** Change from base case simulation
At 9/30/08

Cost Control and Efficiencies
▪ Whitney’s strategic focus requires that
 we address process inefficiencies and
 improve automation in priority areas
▪ Strategic investments
 ▪ Opened new offices
 ▪ Offered additional products and services
 ▪ Updated technology
▪ Uncontrollable expenses have and could
 impact total expenses
 ▪ Hurricane losses and expenses
 ▪ Pension plans
 ▪ FDIC increased assessments
 ▪ Credit collection expenses
▪ Will continue expense control measures
 for the foreseeable future

Asset Quality

Provision For Credit Losses
• 3Q08 provision = $40 million
 – $25 million for residential-related credits within CRE,
 mainly Tampa
 – $5 million for downgrades on a couple of C&I credits
 – $4 million for increase to unallocated allowance and
 adjustments to qualitative factors
 – $4 million for consumer and other smaller credit
 charge-offs
 – $1 million for changes to noncriticized credits

• Prompt identification of problem loans leads to increased level of downgrades, criticized and nonperforming loans
• Increase of $121 million in criticized during 3Q08
 – Special mention credits increased $19 million to $168 million
 – Special mention and substandard combined, increased $102 million
 • Approximately $58 million from 4 previously uncriticized credit relationships
$s in millions
Prompt Identification of Problem Loans
NPAs are included in total criticized portfolio
Criticized loan portfolio
(by risk rating)
At 9/30/08

• NPAs = $255 million at 9/30/08
 – NPLs = $235 million
 – ORE = $20 million
• Handful of larger loans can
 significantly impact our ratios
• Approximately $57 million of the
 increase in the third quarter came from
 five previously identified and criticized
 real estate-related credits in Florida
• A $13 million previously criticized
 Louisiana credit also added to increase
NPLs by geography (at 9/30/08)
Lack of Granularity Continues To Impact Results

Florida Loan Portfolio Facts
• Florida loan portfolio approximately $1.37 billion, or 17% of total loans
 – Approximately $515 million in panhandle
 – Approximately $855 million in Tampa Bay area
• CRE portfolio totals $983 million
 – Residential construction $57 million
• 19% of total FL portfolio is criticized
• $156 million, or 66%, of total nonperforming loans are in Florida
 – $102 million in Tampa Bay area
 – $54 million in panhandle
At 9/30/08
New Orleans Times-Picayune, October 19, 2008

Parish Merger Complete

Parish Merger Complete
• Merger closed 11/7/08
• Whitney now has 17 northshore locations
 and 12.9% proforma market share
• Expect to merge Parish National Bank into
 Whitney National Bank before year-end
 2008
 – Following approval from the OCC
 – Upon completion of systems-integration work
 – Until that time Parish will operate under its
 current name
• Parish had approximately $771 million in
 assets, $606 million in loans and $636
 million in deposits at 9/30/08

John C. Hope, III
Chairman & CEO

Current Outlook
• The financial industry turmoil has caused all
 banks, including Whitney, to refocus short-term
 strategies and tactics
• In the short run, our entire industry will be
 internally focused on credit, liquidity and capital
 concerns
• There are fundamental shifts in our industry that
 we must be ready to take advantage of as they
 develop

Unusual Times
• These are unprecedented times
 – The economy is in recession
 – Credit issues have become and will most likely remain
 problematic in the near-term
 – Downward movement in rates by the Fed
 – Deposit runoff

Credit Outlook
• Cannot predict when we may see a turn or
 stabilization in the level of problem credits
• Considering a variety of ways to manage
 problem assets
• Confidence in our bankers and our processes

Today’s Environment Requires Focus & Discipline
• Credit discipline
• Focus on strategic market
 segmentation
• Balance sheet management
• Focus on growing fee income
• Reduction of expenses
• Continued geographic
 diversification
• Capital management

New Orleans Times-Picayune, October 19, 2008
Amazing Opportunities Ahead
• There are amazing opportunities
 ahead
• We need to be prepared to take
 advantage of these opportunities

Strategic Plan Update
• We have re-examined our strategies and believe
 that they are still valid and essential to
 Whitney’s long-term success
• While we will need to remain flexible and some
 of the timetable has shifted because of the
 current environment, we are determined not to
 lose sight of achieving the initiatives in our
 Strategic Plan

Sound Capital Levels
• Company remains well-capitalized
• Recurring financial analysis will be
 conducted to determine the optimal
 capital structure
• Management is prepared to
 reconsider the current quarterly
 dividend rate if credit problems
 continue to have a significant
 adverse impact on Whitney’s
 earnings performance
• Parish merger will decrease current
 leverage and Tier I ratios between
 75-90bps
Company ratios

TARP
• Announced our intent to participate in late October
• Eligible for up to $282 million in capital (excluding Parish)
• Why?
 – Allows us to build upon already strong capital levels
 – Will provide the flexibility to withstand a deeper and/or longer recession
 – Will allow us to continue to service our customers
 – Will provide the ability to capitalize on any strategic
 opportunities that may arise
• Charter currently does not allow the Company to issue
 preferred stock
 – Special shareholders meeting in December

Whitney’s Guiding Principles Will Not Change
• Soundness - This ensures our continuity and
 promotes the trust of our customers, shareholders and
 communities.
• Profitability - We focus on profitability, since it is not only a gauge of our success, but ensures that we will
 have the capital we need to continue to evolve and
 improve in the future.
• Growth - Growth will result when we exercise
 leadership and diligently apply sound, profitable
 strategies to our local market opportunities.

• Service
• Knowledge
• Relationship-focus
• Friendly
• Community-conscious

John C. Hope, III
Chairman & CEO

John M. Turner, Jr.
President

Sandler O’Neill East Coast Financial Services Conference
November 13, 2008
Palm Beach, Florida